EXHIBIT 10.3

General Electric Capital Corporation

401 Merritt 7

Norwalk, Connecticut 06851

May 10, 2013

James River Coal Company

901 E. Byrd Street, Suite 1600

Richmond, VA 23219

Attention:

Re:	Consent

Ladies and Gentleman:

Reference is hereby made to that certain Second Amended and Restated Revolving Credit Agreement, dated as of June 30, 2011 (as amended, the “Credit Agreement”), by and among James River Coal Company, a corporation organized under the laws of Virginia (“JRCC”), and certain of JRCC’s Subsidiaries identified on the signature pages thereof, as borrowers (such Subsidiaries, together with JRCC, are referred to hereinafter each individually as a “Borrower”, and collectively, jointly and severally, as the “Borrowers”), and the other credit parties party thereto, identified on the signature pages thereof as Guarantors (together, the Borrowers and Guarantors, the “Credit Parties”), the financial institutions from time to time party thereto as lenders (collectively, the “Lenders”), General Electric Capital Corporation (“GECC”), a corporation formed under the laws of Delaware, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, the “Administrative Agent”) and as collateral agent for the Lenders (in such capacity, the “Collateral Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

The Borrowers have requested that the Administrative Agent and the undersigned Lenders consent to unsecured guarantees by one or more Credit Parties of Indebtedness incurred under any Permitted Refinancing of the 2015 Convertible Notes and/or the 2018 Convertible Notes (hereinafter, “Note Refinancing Debt”) (collectively, the “Convertible Note Guarantees”) or any subsequent Permitted Refinancing of any such Note Refinancing Debt. Notwithstanding anything to the contrary contained in the Credit Agreement, the Administrative Agent and the undersigned Lenders hereby agree that the Credit Parties shall be permitted to provide Convertible Note Guarantees in connection with any Permitted Refinancing of the 2015 Convertible Notes and/or the 2018 Convertible Notes or any subsequent Permitted Refinancing of any such Note Refinancing Debt.

This Consent shall not become effective unless and until the Administrative Agent has received one or more counterparts of this Consent, duly executed, completed and delivered by the Borrowers, the other Credit Parties and the Required Lenders.

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None of the Administrative Agent or the Lenders shall have any obligation to issue any further consent, waiver or release with respect to the subject matter of this Consent or any other matter. Except as specifically provided above, nothing contained in this Consent shall be deemed to be a waiver of, or shall in any way impair or prejudice, any rights of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

This Consent may be executed in counterparts, each of which shall be deemed an original and all of which counterparts shall constitute one and the same document. Delivery of an executed signature page of this Consent by facsimile or electronic (including “PDF”) transmission shall be effective as delivery of a manually executed counterpart hereof.

The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Consent, including, without limitation, its validity, interpretation, construction, performance and enforcement.

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Very truly yours,

ADMINISTRATIVE AGENT, COLLATERAL AGENT AND LENDER: GENERAL ELECTRIC CAPITAL CORPORATION By: /s/ Daniel T Eubanks Name: Daniel T. Eubanks Title: Duly Authorized Signatory

James River Consent

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LENDERS:
GE CAPITAL COMMERCIAL INC.
By:___/s/ Heather-Leigh Glade_________________
Name: Heather-Leigh Glade
Title: Duly Authorized Signatory

James River Consent

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UBS LOAN FINANCE LLC
By:___/s/ Joselin Fernandes____________________
Name: Joselin Fernandes
Title: Associate Director
By:___/s/ David Urban________________________
Name: David Urban
Title: Associate Director

James River Consent

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ACCEPTED and AGREED:

BORROWERS

JAMES RIVER COAL COMPANY
JAMES RIVER COAL SERVICE COMPANY
LEECO, INC.
TRIAD MINING, INC.
TRIAD UNDERGROUND MINING, LLC
BLEDSOE COAL CORPORATION
JOHNS CREEK ELKHORN COAL CORPORATION
BELL COUNTY COAL CORPORATION
JAMES RIVER COAL SALES, INC.
BLEDSOE COAL LEASING COMPANY
BLUE DIAMOND COAL COMPANY
MCCOY ELKHORN COAL CORPORATION
CHAFIN BRANCH COAL COMPANY, LLC
HAMPDEN COAL COMPANY, LLC
LAUREL MOUNTAIN RESOURCES, LLC
LOGAN & KANAWHA COAL CO., LLC
ROCKHOUSE CREEK DEVELOPMENT, LLC
SNAP CREEK MINING, LLC

By: /s/ Samuel M. Hopkins, II
Name: Samuel M. Hopkins, II
Title: Vice President on behalf of each of the above entities

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GUARANTORS

OHNS CREEK PROCESSING COMPANY
JOHNS CREEK COAL COMPANY
SHAMROCK COAL COMPANY, INCORPORATED
EOLIA RESOURCES, INC.
BDCC HOLDING COMPANY, INC.
INTERNATIONAL RESOURCE PARTNERS LP
BUCK BRANCH RESOURCES LLC
INTERNATIONAL RESOURCES, LLC
INTERNATIONAL RESOURCES HOLDINGS I LLC
INTERNATIONAL RESOURCES HOLDINGS II LLC
IRP KENTUCKY LLC
IRP WV CORP.
JAMES RIVER ESCROW INC.
IRP LP HOLDCO INC.
IRP GP HOLDCO LLC

By: /s/ Samuel M. Hopkins, II
Name: Samuel M. Hopkins, II
Title: Vice President on behalf of each of the above entities

James River Consent